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                                                                   EXHIBIT 10.10
                                                             (HEALTHSTREAM LOGO)


We have omitted certain portions of this document and filed them separately with the Commission. These portions are marked with an asterisk (*).


SUMMARY TERM SHEET FOR
DUKE UNIVERSITY MEDICAL CENTER
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
Executive Summary             Duke University Medical Center ("DUMC") and
                              HealthStream seek to enter into a global
                              partnership arrangement to accomplish a broad base
                              of business opportunities. To accomplish this, a
                              contract will be written identifying broad rules
                              and parameters for this partnership that faculty
                              can work within. Modifications needed on a project
                              by project basis may be made through work plan
                              addenda specific to individual projects.
                              Otherwise, faculty and HealthStream will work
                              within the parameters laid out in this document.

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Fee for Service Projects      From time to time, Faculty and staff at DUMC have
                              need for work-for-hire and fee for service
A) Best Pricing               multimedia projects including but not limited to
                              Web sites, CD ROM creation, data base applications
B) Guarantees                 and development of online training courses.
                              HealthStream seeks to the preferred vendor to the
C) Publicizing                DUMC Faculty and staff for these projects.
   vendor status
                              In consideration of this designation, HealthStream
                              will provide DUMC with hourly pricing
                              significantly below HealthStream's normal fees
                              (see attached). Pricing assumes a significant
                              increase in projects in the next 12 months.

                              Preferred vendor status does not guarantee
                              HealthStream the work. Faculty members may utilize other vendors to achieve lower cost pricing or for work out of scope of HealthStream capabilities.

                              DUMC will be responsible for publicizing this designation of HealthStream through general press releases, newsletters, and other formal publicity means of reaching DUMC faculty. HealthStream provides regular visits to the DUMC campus to meet with faculty interested in this opportunity.

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Marketing                     HealthStream will provide up to $* in internal
                              marketing on the DUMC campus to publicize
                              HealthStream's products and services to DUMC
                              physicians, faculty and staff.

                              HealthStream will provide up to $* in external marketing of this new partnership.

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Confidential         HealthStream/Duke University Medical Center        03/22/00




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
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Proprietary CME               As part of this global partnership, DUMC will
Gateway/Distribution          utilize HealthStream's CME delivery system and
                              courses as its' online CME platform. Links to
                              HealthStream's site will be provided at
                              http://www2.mc.duke.edu/depts/som/docme/welcomeframe.html.
                              A unique, personalized gateway page will be
                              created for DUMC by HealthStream at no charge to
                              ensure visitors recognize this effort as a DUMC
                              product.

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Content Development           To assist in this transition, HealthStream will
                              provide the technology and development services to
A) Live Lecture to            capture 30 live lectures, like those delineated at
   Online Courses             http://www2.mc.duke.edu/depts/som/docme/welcomeframe.html
                              (Duke CME Offerings) at no cost to DUMC. Examples
B) Didactic Courses           of how live lectures can be captured and put into
                              an online format can be seen at
                              http://cme.silverplatter.com/. SilverPlatter
                              Education was acquired by HealthStream in July
                              '99. Those products and services are provided out
                              of HealthStream's Boston office. These products
                              are provided free of charge to the physician
                              community and are underwritten by pharmaceutical
                              and medical device companies. Therefore royalty
                              payments will be based upon advertising revenues
                              received.

                              HealthStream is also interested in the development of didactic courses with DUMC faculty. All courses developed shall be sold through the HealthStream partner web sites and royalties applied as indicated below.

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Site Advertising              Advertising and course sponsorship is available
                              within the training site. DUMC and HealthStream
A) Revenue Sharing            shall share in all advertising revenues through
                              the DUMC proprietary site in accordance with the
                              royalty fee schedule. DUMC may offer this
                              advertising opportunity to their vendors and
                              partners. HealthStream will provide the business
                              package and contracting around the execution of
                              these advertising arrangements.
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Confidential         HealthStream/Duke University Medical Center        03/22/00



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
Ownership                     DUMC shall retain ownership of the DUMC CME
                              Courses licensed and created under this agreement.
                              HealthStream retains ownership of the Training
                              Navigator(R) system.

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Distribution                  HealthStream will provide distribution of the DUMC
                              CME Courses through HealthStream's current and
                              future Internet and intranet distribution
                              channels.

                              DUMC will provide distribution of DUMC and HealthStream's CME Courses through DUMC's web site
                              (see above).

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Exclusivity                   For all content authored by DUMC, HealthStream
                              retains the exclusive rights to distribute this
                              content on the Web for the duration of this
                              Agreement.

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Pricing                       HealthStream courses range in price, but currently
                              average approximately $10 per credit hour. DUMC
                              Faculty and HealthStream will work together to
                              determine appropriate pricing for each new course
                              developed.

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Distribution Fees             As a distribution partner, DUMC shall receive *%
                              of all CME course purchases through the DUMC
                              gateway site.

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Revenue Sharing Projects      HealthStream seeks to create, and DUMC seeks to
                              utilize HealthStream to build, projects and
A) CME Courses &              products with long term revenue potential. These
   Projects with              projects can be designated as one of two types:
   advanced fees

B) CME Courses &              A) Projects with advanced fees: In certain cases,
   Projects with              DUMC will pay to HealthStream development fees as
   no advanced fees           part of a revenue sharing project. These fees will
                              cover some or all of HealthStream's development
                              costs. When HealthStream's development fees are
                              covered, HealthStream will provide royalties back
                              to DUMC of *% of net revenues for sale of the
                              products.

                              B) Projects with no advanced fees: In certain cases, HealthStream will receive no fees in advance for project development. HealthStream will provide its' development as part of an equity stake in the product. In these situations, HealthStream will provide royalties back to DUMC of *% of net revenues for sale of the product.
                              Royalties will increase to *% after HealthStream has recovered its' development fees. Development fees will be identified at the start of the project.

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Confidential         HealthStream/Duke University Medical Center        03/22/00


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
HealthStream                  As part of this Agreement, HealthStream agrees to
Sponsored Faculty             sponsor a faculty position to provide leadership
                              to the online education efforts between DUMC and
                              HealthStream. HealthStream agrees to provide a
                              maximum of $* for one year towards this
                              effort. A job description will be provided by
                              HealthStream at a later date. This position may be
                              renewed for subsequent years by HealthStream after
                              an evaluation of its' success at the end of the
                              first year.

Agreement Term                Thirty-six (36) months from signing;
                              automatically renewed for one-year periods unless
                              notification by either party provided forty-five
                              (45) days in advance.

Fee for Service Development Fees

Function             Usual and Customary Fees/Hour     DUMC
Fees

Programming                     *                      *
Development                     *                      *
Quality Assurance               *                      *


Agreed to by:                            Agreed to by:

/s/ Robert Taber                         /s/ Robert A. Frist, Jr.
-----------------------------------      ---------------------------------------
Robert Taber, Ph.D.                      Robert Frist
Duke University Medical Center           HealthStream

-----------------------------------
Gordon Williams
Duke University Medical Center
10/25/99                                 10/26/99
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Date                                     Date








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Confidential         HealthStream/Duke University Medical Center        03/22/00